SCHOOL BUS
SCHOOL BUS
SCHOOL BUS

HENNESSY CAPITAL

BLUE BIRD

A heritage of looking ahead.

Hennessy Capital Acquisition Corp. Acquisition of Blue Bird Corporation Investor Presentation January 2015 Exhibit 99.1

Important Disclaimers
Use of Projections
The information in this presentation is highly confidential. The distribution of this presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited.
The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Hennessy Capital Acquisition Corp. (“HCAC”) and Blue Bird Corporation (“Blue Bird”) and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements.
In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Hennessy
Capital or Blue Bird or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.
Confidentiality
This presentation and the preliminary proxy statement referred to below contain financial forecasts with respect to Blue Bird’s projected net revenues and Adjusted EBITDA for Blue
Bird’s fiscal 2015. Neither Hennessy Capital’s independent auditors, nor the independent registered public accounting firm of Blue Bird, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation and the preliminary proxy statement, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation or the preliminary proxy statement. PricewaterhouseCoopers LLP and KPMG
LLP did not audit, review, compile or perform any procedures with respect to that information and has not expressed any opinion or any other form of assurance with respect thereto.
These projections should not be relied upon as being necessarily indicative of future results. Reference is made to pages 145-149 of the preliminary proxy statement for a full description of the limitations associated with these forecasts.

Important Disclaimers (continued)
Other companies may calculate Adjusted EBITDA and other non-GAAP measures differently, and therefore our Adjusted EBITDA and other non-GAAP measures and that of Blue Bird may not be directly comparable to similarly titled measures of other companies.
This presentation includes “forward looking statements”  within the meaning of the “safe harbor”  provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of HCAC, Blue Bird and the combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the failure of the parties to consummate the transactions contemplated by the definitive purchase agreement relating to the proposed business combination (the “Purchase Agreement”) including the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (2) the outcome of any legal proceedings that may be instituted against Blue Bird or HCAC arising from the announcement of the proposed business combination and transactions contemplated thereby; (3) the inability to complete the transactions contemplated by the proposed business combination due to the failure to obtain approval of the stockholders of HCAC, or the failure to satisfy other conditions to closing in the Purchase Agreement; (4) the inability to obtain or maintain the listing of the post-combination company’s common stock on NASDAQ following the business combination; (5) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (7) costs related to the business combination; (8) changes in applicable laws or regulations; (9) the possibility that
Blue Bird or HCAC may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) and delivered to HCAC's stockholders. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. HCAC and Blue Bird undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. In most instances, where third party sources are identified in this presentation, the information has been derived by Blue Bird management from the source data.
Forward Looking Statements
Blue Bird believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Blue Bird does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. We have not reconciled the non-
GAAP forward looking information to their corresponding GAAP measures because we do not provide guidance for the various reconciling items such as stock-based compensation, provision for income taxes and depreciation and amortization, as certain items that impact these measures are out of our control or cannot be reasonably predicted. You should review
Blue Bird’s audited financial statements, which are and will be presented in HCAC's proxy statement filings with the SEC, including the proxy statement to be delivered to HCAC’s stockholders, and not rely on any single financial measure to evaluate Blue Bird’s business.
Use of Non-GAAP Financial Measures
This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin and Net Debt. Adjusted EBITDA involves certain adjustments to EBITDA, which is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA” ). Adjusted EBITDA includes add-backs for Restructuring costs, Non-recurring
Management Incentive Compensation and other non-recurring expenses.  Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenues. Net Debt is defined as Total
Debt less Cash and Cash Equivalents. You can find the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this presentation. Except as otherwise noted, all references herein to full-year periods refer to Blue Bird’s fiscal year, which ends on the Saturday closest to September 30.
Blue Bird believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Blue Bird’s financial condition and results of operations. Blue Bird’s management uses these non-GAAP measures to compare Blue Bird’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Blue Bird’s board of directors.

Important Disclaimers (continued)
Additional Information
Important Information about the Warrant Exchange Offer
Participants in the Solicitation
The proposed business combination will be submitted to stockholders of HCAC for their consideration. In connection with that approval, HCAC has filed with the SEC a preliminary proxy statement containing information about the proposed transaction and the respective businesses of Blue Bird and HCAC. Stockholders are urged to read the preliminary proxy statement and the definitive proxy statement when it becomes available because they will contain important information. Stockholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about HCAC, without charge, at the SEC’s Internet site (www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by directing a request to Charles Lowrey, Executive Vice President & CFO, 700 Louisiana Street, Suite 900, Houston, Texas 77002.
HCAC has commenced an exchange offer for HCAC’s outstanding warrants. This presentation is neither an offer to exchange nor a solicitation of an offer to sell any securities. The solicitation and the offer to exchange HCAC’s public warrants are being made solely pursuant to an offer to exchange and related materials that HCAC has filed with the SEC on
January 7, 2015, as exhibits to the HCAC tender offer statement on Schedule TO. The Schedule TO (including an offer to exchange, a related letter of transmittal and other offer documents) contains important information that should be read carefully and considered before any decision is made with respect to the exchange offer. These materials are being sent free of charge to holders of HCAC’s outstanding warrants. In addition, all of these materials (and all other materials filed by HCAC with the SEC) are available at no charge from the SEC through its website at www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by HCAC by directing a request to: Morrow & Co., LLC,
HCAC’s information agent, at 470 West Avenue, 3rd Floor, Stamford, CT 06902, or by phone at (800) 662-5200 or email at hennessy.info@morrowco.com. Holders of HCAC’s outstanding warrants are urged to read the exchange offer documents and the other relevant materials (as they become available) before making any investment decision with respect to the exchange offer because they contain important information about the exchange offer and the transaction.
HCAC and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from HCAC’s stockholders in respect of the proposed business combination and the other matters set forth in the proxy statement. Information regarding HCAC’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Company’s preliminary proxy statement for the Business Combination, which has been filed with the SEC.

SCHOOL BUS
COUNTY SCHOOLS

HENNESSY CAPITAL

BLUE BIRD

A heritage of looking ahead.

5 Daniel J. Hennessy Chairman and CEO, HCAC

Hennessy Capital Acquisition Corp.
Hennessy Capital is a special purpose acquisition company
formed in Delaware on September 24, 2013 for the purpose of
effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination
Hennessy Capital’s securities are traded on NASDAQ under the symbols HCAC, HCACU and HCACW and will convert to BLBD
and BLBDW after the closing of the Business Combination
Cash in trust account at HCAC at September 30, 2014 was $115 million
Hennessy Capital selected Blue Bird from a candidate list of over
125 companies and after interviews with representatives of 19 potential acquisition targets

HCAC View of Blue Bird
An iconic school bus brand
Engaged and committed leadership team with a proven
ability to drive productivity, growth and free cash flow
Substantial growth opportunities from both domestic
industry recovery and market share gains in existing and
new markets
Attractive valuation that is well positioned relative to
public market comparables
Strong support from a committed sponsor with
significant equity rollover

Transaction
Overview
Consideration
HCAC will acquire all of the outstanding capital stock of School Bus
Holdings Inc., the indirect parent company of Blue Bird Corporation
(“Blue Bird” or the “Company”)
HCAC stockholders, including the founders, will collectively own 57.6%
of the pro forma combined company
(1)
and an affiliate of Cerberus
Capital Management, L.P. will continue to own 42.4% of Blue Bird equity
(1)
Entity expected to be listed on NASDAQ post business combination and take the name of Blue Bird Corporation
12,125,000 outstanding HCAC Warrants will be exchanged for 1,212,500 shares of HCAC common stock as part of the transaction
Transaction anticipated to close promptly after the stockholders’
meeting scheduled for February 9
th
Transaction value of $469 million
7.0x FY2014 Adjusted EBITDA of $67 million
6.3x to 6.5x FY2015E Adjusted EBITDA of $72 to $75 million
(2)
Transaction Overview
(1) Assumes no redemption of cash in trust account and does not include shares underlying Convertible Preferred Stock or outstanding warrants, other than the 1,212,500 shares mentioned above
(2) See “Important Disclaimers” for information regarding FY 2015 estimated information

Sources and Uses
Note: Assumes no redemption of cash in trust
$ %
HCAC Cash 115 $    41%
Convertible Preferred Stock 40         14%
Reinvestment of Existing Stockholders' Equity 115       41%
Cash from Blue Bird's Balance Sheet 10         4%
Total Sources 280 $    100%
$ %
Cash Purchase Price 140 $    50%
Reinvestment of Existing Stockholders' Equity 115       41%
Transaction Expenses 25         9%
Total Uses 280 $    100%
Sources
Uses
($ in millions)

Cash on Balance Sheet 53 $
Total Debt (incl. Capital Leases) 223 $
Convertible Preferred Stock 40
Market Equity Capitalization 271
Total Capitalization 534 $
Pro Forma Enterprise Value 481
Pro Forma Ent. Value / FY2015E Adj. EBITDA 6.4 - 6.7x
Net Debt / FY2014 Adj. EBITDA 2.5x

Pro Forma Capitalization (1)
(1) Debt and cash balances as of September 27, 2014, pro forma for closing of transaction. Assumes no redemption of cash in trust
(2) Market Equity Capitalization based on pro forma share count including issuance of 1,212,500 shares pursuant to the Warrant Exchange Offer and Sponsor Warrant Exchange and $10.00 per share price;
excludes shares underlying all other public and placement warrants
(3) See “Important Disclaimers” for information regarding FY 2015 estimated information
(4) Net debt is defined as total debt ($223 million) less cash and cash equivalents ($53 million), or $170 million
(2)
(4)
(3)
($ in millions)

Pro Forma Ownership
(1) Assumes no redemption of cash in trust account; figures per proxy statement
(2) Based on an assumed conversion price of $11.75 per share, which may be adjusted from time to time
(3) Share count assumes the issuance of 575,000 shares of Hennessy Capital common stock pursuant to the Public Warrant Exchange Offer; excludes shares underlying all other public warrants
(4) Share count assumes the Issuance of 637,500 shares of Hennessy Capital common stock pursuant to the Sponsor Warrant Exchange; excludes shares underlying all other placement warrants
(amounts in millions)
Assumes No Conversion
of Preferred Stock
(1)
Assumes Conversion
of Preferred Stock
(1)(2)
Common
Stock %
Common
Stock %
Cerberus Affiliate 11.5 42.4% 11.5 37.7%
HCAC Public Stockholders
(3)
12.1 44.6% 12.1 39.6%
HCAC Founders
(4)
3.5 13.0% 3.5 11.5%
PIPE Investment Investor 0.0 0.0% 3.4 11.2%
Total 27.1 100.0% 30.5 100.0%

Directors Management and Board Experience Age
Years
Blue Bird
Chan Galbato
Chairman
Cerberus Operations and Advisory Co. (CEO), Invensys (President, Controls Division), The
Home Depot (President, Services Division), Armstrong Floor Products (CEO)
Board:  YP Holdings (Chairman), DynCorp, Steward Health Care
51 5
Daniel Hennessy
Vice Chairman
Hennessy Capital (Chairman & CEO), Code Hennessy & Simmons (Founding Partner)
Board: Thermon Group (Chairman), Dura-Line (Chairman)
57 --
Phil Horlock
President & CEO
Ford Motor Company (CFO Asia Pacific & Africa; Chairman & CEO Ford Motor Land
Development; Controller, Corporate Finance; Controller, Global Sales & Marketing)
Board:  LoJack Corporation
58 5
Gurminder Bedi
Director
Ford Motor Company (VP of North America Truck)
Board:  Compuware (Chairman), KEMET, Actuant
67 --
Kevin Charlton
Director
Hennessy Capital (President & COO), River Hollow Partners (Managing Partner), Macquarie
Capital (Managing Director), Investcorp (Managing Director)
Board:  Spirit Realty, FleetPride
48 --
Dennis Donovan
Director
Cerberus Operations and Advisory Co. (Vice Chairman), The Home Depot (EVP HR),
Raytheon (SVP HR), GE
65 6
Dev Kapadia
Director
Cerberus Capital Management (Managing Director), The Carlyle Group
Board: Tower International
43 8
James Marcotuli
Director
Cerberus Operations and Advisory Co. (Senior Operating Executive), North American Bus
Industries (CEO), Lockheed Martin
55 1
Alan Schumacher
Director
American National Can (CFO)
Board: Federal Accounting Standards Advisory Board, Bluelinx, Evertec, Quality
Distribution, Noranda Aluminum Holding Corporation
67 6

The New Blue Bird Board of Directors

SCHOOL BUS
COUNTY SCHOOLS

HENNESSY
CAPITAL

BLUE BIRD
A heritage of looking ahead.

13 Phil Horlock President and CEO Blue Bird

Blue Bird Highlights & Agenda

Iconic and Fastest Growing School Bus Brand
Bus sales volume (units) up more than 40% since 2010
North American market share up from 23% in 2010 to an estimate of 30-31% in 2014
Undisputed Leader in Alternative Fuel-Powered Bus Sales
Sold approximately 6x more alternative-fuel buses than all competitors combined since 2010
Proprietary and class-leading propane buses with proven lower cost per mile than diesel buses
Downside Risk Mitigation
Break-even volume (based on Adj. EBITDA) of 315 units per month in 2014 compared with 400 in 2010
Strong liquidity and cash flow
Significant Upside Potential
Early stages of school bus industry rebound following trough in 2011
Only ~360 customers have purchased propane to date from potential of ~10,000
Present and future products focus on affordable and exclusive differentiation
Proven track record in reducing costs and growing bus and parts sales
Central and South America and Middle East are new-market growth opportunities
Experienced and committed management team that delivers results
Highlights
Why
Blue Bird
What
We’ve Done
Where
We’re Going
Agenda

SCHOOL BUS
SCHOOL BUS
SCHOOL BUS
SCHOOL BUS

HENNESSY CAPITAL

BLUE BIRD

A heritage of looking ahead.

15 Why Blue Bird What We’ve Done Where We’re Going Why Blue Bird

Ford		
		Ford		
		GM Johnson Controls accenture		
		Ford		
		olan mills		
		Visteon		
		CNH		
		BLUE BIRD		
		Visteon		
		FREIGHTLINER		
		Ford AGCO Your Agriculture Company		
		MERITOR		
		BLUE BIRD		
		PACCAR

Experienced Management Team

Years
Name Position Key Prior Experience
Auto
Industry
Blue
Bird
Phil Horlock President & Chief Executive Officer 37 5
Phil Tighe Chief Financial Officer 38 2
John Kwapis Chief Operating Officer 29 5
Dale Wendell Chief Commercial Officer 38 3
Mike McCurdy VP HR & External Affairs 15 15
Paul Yousif VP Legal Affairs & Treasurer 14 7
Dave Whelan SVP Supply Chain & Quality 12 12
Dennis Whitaker VP Engineering 35 35
John McKowen VP Manufacturing 18 8
Bill Landreth VP Service Parts 40 1
Jeff Terlep VP Marketing & Product Planning 22 New
Dean Coulson VP International & Commercial Bus 17 12
Jeff Carpenter VP North American Sales 30 30
Trey Jenkins VP Alternative Fuels 22 5

Strong Reputation
Blue Bird is an iconic brand with a track record of innovation

Blue Bird is the school bus brand
most likely to be recommended
(1)
Singularly focused on building the
world’s finest school bus
Purpose-built chassis designed
exclusively for safe transportation of
school children
Passionate about safety, quality,
durability and serviceability
Innovation that leads to unique-and-
affordable features
Key Blue Bird Industry Innovations
All Steel-Body School Bus (1937)
All American Forward Engine (1948)
Rear Engine Chassis (1978)
First CNG School Bus (1991)
First Propane School Bus (1992)
First All-Electric School Bus (1994)
Type C on Unique School Bus Chassis (2003)
First OEM-Manufactured Propane Bus (2007)
Ford/Roush CleanTech Propane Bus (2012)
OEM-installed telematics (2014)
(1) Source: VSA Partners Research 3/22/2013 (study commissioned by Blue Bird)

Product-Focused Company
Focus on translating market wants into sustainable growth

Full Product Range
Type A Buses
(Unconsolidated)
Aftermarket
6% Net Sales
(2014)
Specialty Buses
7% Net Sales
(2014)
Expansive & innovative product
cycle plans
Proven product development
process
Leader in alternative fuels
Exclusive engine offerings
Differentiated product features
Research-driven product
enhancements
Extensive aftersales service and
support
Type C Buses
65% Net Sales
(2014)
Type D Buses
22% Net Sales
(2014)
“Build the Best Bus”

Product Leadership
Blue Bird viewed as the leader in four of the five top attributes

(1) Checkmarks/Corp. Logo indicate leadership in category
Ranked in Order of
Importance
(1)
Blue
Bird
Competitor A Competitor B
#1 Safety -- --
#2 Quality, Reliability &
Durability
-- --
#3 Operating Costs -- --
#4 Acquisition Cost -- --
#5 How the Bus Drives -- --
Source: Freedonia Custom Research, Inc. 9/4/2013 (study commissioned by Blue Bird)

Canada
United States
Mexico
Edmonton
Winnipeg
San Diego
Phoenix
Houston
Havana

Strong Dealer Network
Customer base is diverse

Source: Blue Bird Management
Export
2%
~3,400
Contractors
21%
~10,000 School
Districts
67%
49 U.S. & Canadian
dealers address
~3,400 Contractors &
~10,000 Districts
Blue Bird
North American Dealer Network
GSA
5%
3 Nat’l Fleets
5%
Blue Bird
FY2014 Sales by Customer Type
Note: Many dealers have multiple locations
= Dealer Location
= Service Center

Substantial production complexity
Stringent, industry-specific regulatory specifications
Unique customer requirements at both state and district
levels
~14,000 active production parts/bus
Average same-bus order less than 2 units
Labor-intensive production process with high employee
know-how
Significant capital and expertise required
Initial investment in facilities and tooling
Significant engineering to meet Federal and state
regulations
Development of an extensive distribution and service
channel with strong community ties
Conservative customers who demand proven products
Industry with High Barriers to Entry
Industry comprised of three material competitors since 2000

SCHOOL BUS

HENNESSY CAPITAL

BLUE BIRD

A heritage of looking ahead.

22 What We’ve Done Why Blue Bird What We’ve Done Where We’re Going

Transformational Initiatives
Goal is sustained profitable growth

Reduced product cost and improved quality, cutting warranty claims by 39%
Operational
Commercial
2010 2009 2014 2013 2012 2011
Placed more than 85% of material purchases on long term contracts
Launched several leading and proprietary product features
Cut complexity by reducing body styles from 8 to 3
Increased productivity by reducing assembly plants from 2 to 1
Added 25% more capacity with 5-crew rolling shifts
Replaced 20% of dealer network
Institutionalized robust customer planning process with dealer body
Grew propane bus business with proprietary product offering
Started growing relationships with national fleets
Entered int’l business with Sigma bus for Bogota
Focused marketing on distinct product advantages
Formed JV with industry leader to design, produce and sell Type A bus

Propane Advantage
Blue Bird is the undisputed leader in propane bus sales

Blue Bird Propane Sales (units)
“With today's tight school budgets, using a
transportation fuel like propane autogas that saves
taxpayers' money, keeps the environment clean, and
keeps jobs within our national borders is a win-win
for everyone.”
- William Schofield, Superintendent
Hall County Schools
Gainesville, GA
Blue Bird sold approximately ~6x more
alternative fuel buses than competitors
combined since 2010
Gained first mover advantage in propane
with introduction in 2007
Exclusive relationships with both Ford and
Roush CleanTech
Adoption of propane-powered buses is
accelerating; run rate at about 20% of Blue
Bird's mix
Advantages are compelling
Lower fuel and maintenance costs
~$0.20 per mile less expensive than diesel
Better cold weather starting
Less greenhouse exhaust gases
Low cost fueling stations
Quieter and easy to drive
~1,900
Major fleet purchased
over 400 units from
bankrupt Atlantic
Express displacing
planned Blue Bird
propane purchases
430 unit
one-time
fleet order
2,033
1,476
524
426
356
FY2010 FY2011 FY2012 FY2013 FY2014
Cum. # of
Customers
Buying
Propane
118 146 193 281 359

Strong Market Share and Profit Growth
Track record of winning and growing the business
Market Share

Actual Actual Estimate
Adj. EBITDA
Revenue
$566M
Revenue
$856M
Up 51%
($ in millions)
$14
$17
$50
$67
3%
3%
7%
8%
FY2011 FY2012 FY2013 FY2014
Adjusted EBITDA
% of Revenue
FY2011 FY2012 FY2013 FY2014 FY2010
23%
26%
27%
30%
30%-31%

SCHOOL BUS
SCHOOL BUS

HENNESSY CAPITAL

BLUE BIRD

A heritage of looking ahead.

Why Blue Bird What We’ve Done Where We’re Going Where We’re Going 26

Future Growth & Profit Drivers
Build on track record of profitable growth

Industry Volume Upside
School Bus Market Recovery
New Markets & Products
International & Commercial Buses
Higher Operating Margins
Drive Productivity
Deliver Parts Growth
Market Share Growth
Increasing Propane Penetration
Continuous Product Enhancements
Dealer Network Improvements
Future
Growth &
Profitability
Long-Term Financial
Objective:
EBITDA 10%
of Sales

CAGR 5%

Growth Rate

# of Students (in millions)
CAGR 0.3%

Index Value
CAGR 6.0%

Early Stages of Industry Recovery
Fundamentals support strong industry growth

U.S. Aggregate Housing Price Index U.S. Total Student Enrollment
Source: National Center for Education Statistics
U.S. Property Tax Revenue Recovery
Type C/D School Bus Recovery
Source: U.S. Census Bureau
Source: CoreLogic House Price Index
Mean: 30,550
Source: Historical results are based on RL Polk vehicle registration data, and the estimated 2014-2016 periods are based on Blue Bird management’s forecast model, which takes into account RL Polk vehicle registration data, population of school age children forecasts from the National Center for Education Statistics and bus ridership data collected and published by an industry magazine (School Transportation News)
37,641
34,882
23,822
31,600
15,000
20,000
25,000
30,000
35,000
40,000
1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017
Historical Registrations Projected Registrations Historical Avg. ('85-'14)
6.8%
7.4%
9.3%
0.0%
(1.0%)
1.4%
3.1%
(4.0%)
0.0%
4.0%
8.0%
12.0%
2007 2008 2009 2010 2011 2012 2013
55.2
55.0
54.8
54.9
54.8
54.8
54.9
55.1
55.3
55.6
54.0
54.6
55.3
55.9
56.5
2007 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E
187.0
161.0
144.0
143.0
137.0
144.0
160.0
170.0
177.0
183.0
100.0
130.0
160.0
190.0
220.0
2007 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E

Propane competitiveness is increasing;
Lower diesel fuel costs potentially support higher bus sales
Fuel cost reductions have produced a greater
benefit for propane buses to date
The value proposition for propane buses relative
to diesel has improved considerably
Propane autogas pricing has decreased 47% over
the past year, while diesel has only decreased 20%
Lower propane prices could result in more
converts from diesel to propane
Oil price reductions may have a positive impact
on the school bus business
Fuel costs make up a large portion of school
transportation budgets
Lower fuel prices can translate into lower fuel
spending and budget favorability
Funds that were budgeted for fuel can potentially
be freed up for more school bus purchases
Some school districts enter longer term fuel
contracts that lock in prices over a period of time,
so these districts may not immediately benefit
from price reductions

Source of fuel pricing: www.eia.gov January 2014 compared to January 2015 with typical propane mark-up over terminal price of $0.50 per gallon
-20%
-47%
Diesel Propane
2014
2015 2014 2015
Business Benefits from Lower Oil Prices
$1.90
$1.01
$3.89
$3.13

British Columbia
Alberta
Saskatchewan
Manitoba
Ontario
Québec
Washington
Montana
Maine
New Hampshire
Oregon
Idaho
Wyoming
Minnesota
Wisconsin
Michigan
New York
Connecticut
Pennsylvania
New Jersey
Iowa
Nebraska
Nevada
Utah
Colorado
Illinois
Indiana
Ohio
Maryland
California
Kansas
Missouri
Kentucky
Virginia
North Carolina
Arizona
New Mexico
Oklahoma
Arkansas
Tennessee
Alabama
Georgia
Texas
Louisiana
Florida
©2013 CALIPER
Total Units Delivered
0
1 - 100
101 - 500
501+
as of 09-30-14

Share Growth:  Propane Opportunity
Significant growth potential as many districts test propane
Propane is an effective conquest
tool that drives market share
growth
Early penetration of the market
Only ~360 of ~10,000
customers have tried propane
Customers that buy propane
buses are purchasing more
propane buses
Order sizes are growing as
existing customers come
back for more
Superior product offering
Exclusive contracts with Ford
and ROUSH CleanTech
Proven design with high
customer satisfaction
Only company offering an
extended-range fuel tank
Blue Bird is the undisputed
sales leader in this segment

Fewer than 4% of Customers Have Tried Propane

Share Growth:  Product & Dealer Initiatives
Focus on initiatives designed to grow market share

Dealer network is strong and getting
stronger
Improve or replace underperforming
dealers
School bus focused dealerships
Using data to drive best practices
Enhanced marketing tools
Energized dealers will drive
increased sales penetration
Level of dealer engagement growing
New dealers that have replaced
underperforming dealers are
contributing to growth
Singular focus on buses
Purpose-built school bus chassis
Leading quality, reliability & durability
Outstanding warranty performance
Leadership in propane
Continue to enhance propane package
Leverage differentiators like exclusive
Ford/ROUSH relationship and industry’s
only extended-range propane fuel tank
Steady stream of new products and
industry-first innovations
OEM telematics pre-wiring through
exclusive partnership with Synovia
Industry-leading new E-Z windows
Proprietary powertrain offerings
Other differentiated products, features
and services in the pipeline
Dealer Network Improvements
Continuous Product Enhancements

Margin Expansion:  Productivity
Identified opportunities to continue enhancing margins

Lower Break-Even
Break-even volume (based on Adjusted
EBITDA) was 315 units per month in
2014; down from 400 units per month
in 2010
Continuous improvement
manufacturing mindset
Reduce overhead/unit
Increase labor productivity
Use and control of bulk materials
Reduce complexity
Highly skilled workforce with average
tenure of approximately 14 years
No significant capacity investments
required to support near-term growth
Note: Labor Productivity is Standard Hours per Bus divided by Actual Hours per Bus
89%
96%
102%
106%
FY2011 FY2012 FY2013 FY2014
Labor Productivity

Margin Expansion:  Growing Parts Business
Growth in Parts revenue will drive margin expansion

2014
Platform for growth
Installed base of ~180,000 buses in
North America
Blue Bird’s dealers maintain ~250
dealer-authorized service locations
across North America
New and experienced leadership
Focus of organic growth
Direct sales to dealer-authorized
service centers
Increased focus on best practices
deployment
Electronic parts catalog
Increased merchandising of high
volume parts
Direct marketing to end-customers
Parts Sales Outlook Parts Sales Revenue & Gross Margin
Revenue
Gross Profit Margin
($ in millions)
$44
$46
$54
FY2012 FY2013 FY2014
35%
36%
37%

New Markets & Growth Beyond School Buses
Will continually explore and pursue new growth opportunities
Continue to grow Sigma Bus sales in Colombia and
expand to other markets
Continue to be preferred vehicle choice for General
Services Administration (GSA)
Grow international Type C & D bus sales through
Bukkehave distributor
Expand commercial bus business in North America
Explore school bus sales opportunities in the Middle
East
Explore long-term service and vehicle refurbishment
contracts

35 Phil Tighe CFO Blue Bird

Substantial Revenue Growth
Consistently driven volume and revenue growth

$566
$598
$777
$856
(1) Total does not sum precisely due to rounding
(1)
$80 $80 $84
Memo:
Revenue/Unit
$84
($ in thousands)
($ in millions)
$522
$554
$730
$802
$44
$44
$46
$54
6,525
6,882
8,654
9,604
FY2011 FY2012 FY2013 FY2014
Bus Parts Volume

Impressive Profit Growth
EBITDA has grown at a faster rate than revenue

Note: Numbers have been rounded
9% 9% 12%
Memo:
GP Margin
13%
($ in millions)
$
$17
$50
$67
3%
3%
7%
8%
FY2011 FY2012 FY2013 FY2014
Adjusted EBITDA % of Revenue
14

Profit Drivers:  FY2012 to FY2014
Relentless focus on cost competitiveness
allows us to compete in all markets

Note: Total Adj. EBITDA walk does not sum precisely due to rounding
($ in millions)
$17
$67
$(1)
$21
$29
FY2012
Adj. EBITDA
Cost Reductions Volume & Mix Other FY2014
Adj. EBITDA

Profit Drivers: FY2013 to FY2014 Continuous improvements from cost reductions and mix 39 ($ in millions) $67 $3 $10 $4 $50 FY2013 Adj. EBITDA Cost Reductions Volume & Mix Other FY2014 Adj. EBITDA

Substantial Free Cash Flow
Strong free cash flow enables optionality

(1) FY2014 Free Cash Flow includes a $24.7 million special compensation payment related to Blue Bird’s 2014 dividend recapitalization but is not pro forma for interest expense associated with new debt raised nor future cash taxes
$5 $4 $5 Memo: Capex $6
($ in millions)
(1)
$15
$12
$31
$32
FY2011 FY2012 FY2013 FY2014
Free Cash Flow
Source: Blue Bird Management
Notes: Free Cash Flow is defined as Cash from Continuing Operations less Capex.

School Bus Business is Highly Seasonal
Seasonality drives higher revenue and earnings in Second Half
R.L. Polk Unit
Registration Seasonality
Based on 3-Year Average
FY2012-FY2014

School districts typically purchase
buses for the start of the school
year, driving higher volumes in April
through September
Blue Bird’s quarterly financial
results are impacted by these
seasonal practices; the first fiscal
quarter is the most impacted and we
take planned shutdowns during this
period
Working capital is typically a
significant use of cash during the
first fiscal quarter and a significant
source of cash in the fourth fiscal
quarter
Blue Bird generally operates with
negative working capital
33%
67%
Oct - Mar
(First Half)
Apr - Sep
(Second Half)

Flexible Capital Structure

Pro Forma Capital Structure (9/27/14) Considerations
Undrawn Revolving Credit Facility
with $60 million of availability
supports working capital
seasonality
Convertible Preferred Stock
dividends are payable in stock or
cash, at the Company’s option
Pension plan has been frozen
since 2006
Pension liability of $40.9 million as
of September 27, 2014
$5.7 million projected 2015E pension
cash contribution
(1) Reflects $12.1 million of unamortized discount
(2) Net Debt is defined as Total Debt less Cash and Cash Equivalents
(3) Liquidity is defined as Cash and Cash Equivalents plus $60 million of availability under revolving credit facility less $5.3 million of outstanding letters of credit
(4) Based on FY2014 Adj. EBITDA of $66.8 million
(5) Reflects $17.0 million of pro forma net interest expense for full-year 2014 assuming approximately $222 million of debt at June 28, 2014 was outstanding as of September 29, 2013
($ in millions)
Cash and Cash Equivalents $53.0
Revolving Credit Facility $0.0
Term Loan Facility
(1)
222.9
Total Debt $222.9
Net Debt
(2)
169.9
Memo:
Liquidity
(3)
$107.7
Convertible Preferred Stock 40.0
Capital Leases 0.2
Metrics based FY2014 Financials
(4)
Total Debt / Adj. EBITDA 3.3x
Net Debt / Adj. EBITDA 2.5x
Adj. EBITDA / PF Net Interest
(5)
3.9x

43 Phil Horlock President and CEO Blue Bird

Summary: Significant Momentum & Upside
Led by an Experienced and Committed
Management Team that Delivers Results
Iconic and Fastest Growing School Bus Brand
Undisputed Leader in Alternative Fuel-Powered Bus Sales
Downside Risk Mitigation
Significant Upside Potential

2015 Guidance
EBITDA projected to grow 7-12% in FY2015

Revenue
$918–$940
Revenue
$856
(1)
Adj. EBITDA
($ in millions)
(1) See “Important Disclaimers” for information regarding FY 2015 estimated information
$67
$72 - $75
FY2014 FY2015
Guidance
Up
7%-12%
Up
7%-10%
Range
Source: Blue Bird Management
Note: Adjusted EBITDA excludes public company costs, stock based compensation, amounts payable under the Blue Bird Phantom Award Plan, and transaction expenses

Our Growth Objectives are Clear
Deliver sustained growth and profitability
#1 in North American school bus market
share with highest customer loyalty
Differentiated and proprietary products and
features that customers want and value
Clear leader in affordable, alternative fuel-
powered school buses
Significant growth in parts sales
Significant and ongoing international
business
Growing presence in commercial bus
business

47 Appendix

CMI
HOG
ALSN
OSK
GNRC
THO
MTW
BGG
FSS
ASTE
NFI
PSIX
WGO
PLOW
MNTX

CMI
HOG
ALSN
OSK
GNRC
THO
MTW
BGG
FSS
ASTE
NFI
PSIX
WGO
PLOW
MNTX

Public Company Valuation Benchmarks
FY 2014 EV / EBITDA FY 2015 EV / EBITDA
Deal Multiple: 7.2x Deal Multiple Range: 6.4 – 6.7x
Mean: 10.8x
Large Cap Branded Industrials
& Specialty Vehicles
Mean: 9.7x Mean: 9.8x Mean: 9.1x
Small Cap Branded Industrials
& Specialty Vehicles
Large Cap Branded Industrials
& Specialty Vehicles
Small Cap Branded Industrials
& Specialty Vehicles
24.3x
(1) (1)
(1) Deal Multiple calculated as Pro Forma Enterprise Value of $481 million (assuming issuance of 1,212,500 shares pursuant to the Warrant Exchange Offer and Sponsor Warrant Exchange and no conversion of
Convertible Preferred Stock) divided by Adjusted EBITDA of $67 million for FY2014 and $72 to $75 million for FY2015E
(2) FY2014 multiples for Power Solutions International, Inc. are not included in mean and median calculations
10.9x
12.8x
12.4x
7.1x
12.7x
9.6x
10.4x
9.7x
10.2x
11.9x
9.6x
8.3x
8.4x
10.0x
5.0x
10.0x
15.0x
8.3x
11.8x
11.5x
6.7x
12.3x
7.7x
10.2x
8.1x
8.7x
9.3x
7.6x
14.3x
7.5x
11.7x
5.9x
5.0x
10.0x
15.0x
Source: SEC Filings, Wall Street Research and First Call Consensus estimates. Blue Bird company management
Note: Multiples exclude Pension Liability from the calculation of Enterprise Value; multiples have been calendarized to Blue Bird September fiscal year end.  Quarterly consensus was used for comparable companies wherever available
Note: Adj. EBITDA excludes public company costs, stock based compensation and transaction expenses. Adjusted EBITDA for FY2014 includes add-backs for Restructuring costs, Non-recurring Management
Incentive Compensation and other non-recurring expenses

Detailed Comparable Company Benchmarks

($ in millions, except per share values)
Source: SEC Filings, Wall Street Research and First Call Consensus estimates
Note: N.M. represents negative multiples, EBITDA multiples greater than 35.0x, EBIT multiples greater than 25.0x, P/E multiples greater than 65.0x and negative long-term growth rates
Note: Multiples have been calendarized to Blue Bird September fiscal year end.  Quarterly consensus was used for comparable companies wherever available
(1) FY 2014 multiples for Power Solutions International, Inc. are not included in mean and median calculations
(1)
Stock Price Market Value Balance Sheet Valuation Multiples
Large Cap Branded Industrials Above Below Equity Ent. EV / Rev EV / EBITDA EV / EBIT P/E Price/
& Specialty Vehicles 1/2/15 Low High Value Value Cash Debt FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 Book
Cummins Inc. 146.42 19% 9% 26,663 26,320 2,381 2,038 1.5x 1.4x 1.3x 12.4x 10.9x 8.3x 15.2x 13.3x 9.5x 18.8x 17.0x 14.0x 3.4x
Harley-Davidson, Inc. 65.79 21% 11% 14,193 18,949 688 5,444 3.6x 3.4x 3.2x 14.5x 12.8x 11.8x 16.5x 14.5x 13.5x 19.5x 16.8x 15.5x 4.3x
Allison Transmission Holdings, Inc. 33.85 29% 2% 6,170 8,560 208 2,597 4.5x 4.1x 4.0x 14.7x 12.4x 11.5x 23.5x 17.3x 15.9x 46.2x 27.9x 23.6x 4.6x
Oshkosh Corporation 48.31 22% 20% 3,807 4,388 314 895 0.6x 0.6x 0.7x 6.9x 7.1x 6.7x 8.5x 8.7x 8.5x 11.4x 12.3x 11.8x 1.9x
Generac Holdings Inc. 46.37 20% 26% 3,313 4,252 173 1,112 2.9x 3.0x 2.9x 11.6x 12.7x 12.3x 13.0x 14.1x 12.6x 11.6x 13.6x 13.9x 7.4x
Thor Industries Inc. 55.48 15% 14% 2,962 2,649 314 0 0.8x 0.7x 0.7x 10.4x 9.6x 7.7x 11.5x 10.6x 8.8x 18.5x 16.6x 14.3x 3.0x
The Manitowoc Company, Inc. 21.88 35% 35% 3,006 4,687 75 1,755 1.2x 1.2x 1.2x 10.0x 10.4x 10.2x 12.9x 13.4x 13.4x 18.7x 16.2x 15.9x 3.4x
Mean 2.2x 2.1x 2.0x 11.5x 10.8x 9.8x 14.4x 13.1x 11.7x 20.7x 17.2x 15.6x 4.0x
Median 1.5x 1.4x 1.3x 11.6x 10.9x 10.2x 13.0x 13.4x 12.6x 18.7x 16.6x 14.3x 3.4x
Stock Price Market Value Balance Sheet Valuation Multiples
Small Cap Branded Industrials Above Below Equity Ent. EV / Rev EV / EBITDA EV / EBIT P/E Price/
& Specialty Vehicles 1/2/15 Low High Value Value Cash Debt FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 Book
Briggs & Stratton Corporation 20.27 18% 12% 920 1,083 62 226 0.6x 0.6x 0.6x 8.8x 9.7x 8.1x 15.7x 16.2x 10.6x 22.0x 19.9x 17.5x 1.5x
Federal Signal Corp. 15.34 33% 4% 974 1,014 29 69 1.2x 1.2x 1.1x 13.3x 10.2x 8.7x 16.3x 12.0x 10.1x 22.0x 15.8x 15.0x 2.6x
Astec Industries, Inc. 38.73 13% 16% 888 885 16 13 0.9x 0.9x 0.9x 9.5x 11.9x 9.3x 16.7x 17.6x 12.5x 24.6x 25.9x 18.6x 1.5x
New Flyer Industries Inc. 11.44 30% 5% 641 884 9 252 0.9x 0.6x 0.6x 14.2x 9.6x 7.6x N.M. 14.9x 12.9x 37.8x 17.2x 15.8x 1.4x
Power Solutions International, Inc. 51.55 18% 42% 553 624 8 78 2.7x 2.0x 1.4x N.M. 24.3x 14.3x N.M. N.M. 15.9x 63.0x 42.4x 23.6x 6.7x
Winnebago Industries, Inc. 21.90 8% 24% 590 562 28 0 0.7x 0.6x 0.6x 11.4x 8.3x 7.5x 12.6x 8.9x 8.0x 18.5x 13.1x 12.3x 3.0x
Douglas Dynamics, Inc. 21.34 51% 14% 476 616 4 144 4.1x 2.2x 2.2x 24.3x 8.4x 11.7x N.M. 9.5x 12.6x N.M. 13.6x 20.0x 2.8x
Manitex International, Inc. 12.60 33% 29% 174 224 5 55 0.9x 0.9x 0.6x 11.3x 10.0x 5.9x 14.2x 12.8x 7.7x 18.9x 18.1x 12.2x 1.9x
Mean 1.5x 1.0x 1.0x 13.3x 9.7x 9.1x 15.1x 13.1x 11.3x 29.5x 17.7x 16.9x 2.7x
Median 0.9x 0.9x 0.7x 11.4x 9.7x 8.4x 15.7x 12.8x 11.5x 22.0x 17.2x 16.6x 2.2x

Detailed Comparable Company Benchmarks

($ in millions)
Source: SEC Filings, Wall Street Research and First Call Consensus estimates
Note: N.M. represents negative multiples, EBITDA multiples greater than 35.0x, EBIT multiples greater than 25.0x, P/E multiples greater than 65.0x and negative long-term growth rates
Note: Financials have been calendarized to Blue Bird September fiscal year end.  Quarterly consensus was used for comparable companies wherever available
Revenue Revenue Growth Margin Analysis
Large Cap Branded Industrials EBITDA EBIT Net Income
& Specialty Vehicles
FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 FY14 FY15 FY13 FY14 FY15
Cummins Inc. $17,005 $18,719 $20,503 (2%) 10.1% 9.5% 12.5% 12.9% 15.5% 10.6% 13.5% 8.3% 8.4% 9.3%
Harley-Davidson, Inc. 5,237 5,569 5,915 (6%) 6.3% 6.2% 25.0% 26.6% 27.2% 23.4% 23.7% 13.9% 15.2% 15.5%
Allison Transmission Holdings, Inc. 1,923 2,074 2,163 (10%) 7.9% 4.3% 30.3% 33.2% 34.5% 23.8% 24.9% 7.0% 10.7% 12.1%
Oshkosh Corporation 7,665 6,808 6,495 (4%) (11.2%) (4.6%) 8.3% 9.1% 10.1% 7.4% 8.0% 4.3% 4.5% 5.0%
Generac Holdings Inc. 1,452 1,433 1,457 23% (1.3%) 1.7% 25.3% 23.4% 23.7% 21.0% 23.2% 19.6% 17.0% 16.3%
Thor Industries Inc. 3,280 3,647 4,021 19% 11.2% 10.2% 7.8% 7.6% 8.5% 6.9% 7.5% 4.9% 4.9% 5.1%
The Manitowoc Company, Inc. 4,061 3,938 4,027 4% (3.0%) 2.3% 11.6% 11.4% 11.4% 8.9% 8.7% 4.0% 4.7% 4.7%
Mean 3% 2.9% 4.2% 17.3% 17.7% 18.7% 14.6% 15.7% 8.9% 9.3% 9.7%
Median (2%) 6.3% 4.3% 12.5% 12.9% 15.5% 10.6% 13.5% 7.0% 8.4% 9.3%
Revenue Revenue Growth Margin Analysis
Small Cap Branded Industrials EBITDA EBIT Net Income
& Specialty Vehicles
FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 FY14 FY15 FY13 FY14 FY15
Briggs & Stratton Corporation 1,871 1,834 1,955 (5%) (1.9%) 6.6% 6.6% 6.1% 6.9% 3.6% 5.2% 2.2% 2.5% 2.7%
Federal Signal Corp. 849 874 949 6% 2.9% 8.7% 9.0% 11.4% 12.3% 9.7% 10.5% 5.2% 7.1% 6.8%
Astec Industries, Inc. 937 960 1,026 0% 2.5% 6.9% 9.9% 7.7% 9.3% 5.2% 6.9% 3.9% 3.6% 4.6%
New Flyer Industries Inc. 1,020 1,406 1,514 18% 37.7% 7.7% 6.1% 6.6% 7.6% 4.2% 4.5% 1.7% 2.6% 2.7%
Power Solutions International, Inc. 229 306 449 13% 33.6% 47.1% 6.8% 8.4% 9.7% 7.2% 8.7% 3.8% 4.3% 5.2%
Winnebago Industries, Inc. 803 945 1,018 25% 17.7% 7.7% 6.1% 7.1% 7.3% 6.7% 6.9% 4.0% 4.8% 4.7%
Douglas Dynamics, Inc. 150 276 286 7% 84.9% 3.4% 16.9% 26.6% 18.5% 23.3% 17.1% 1.6% 12.7% 8.3%
Manitex International, Inc. 236 263 383 15% 11.2% 46.0% 8.4% 8.5% 9.8% 6.7% 7.6% 3.9% 3.7% 3.7%
Mean 10% 23.6% 16.8% 8.7% 10.3% 10.2% 8.3% 8.4% 3.3% 5.1% 4.9%
Median 10% 14.4% 7.7% 7.6% 8.1% 9.5% 6.7% 7.2% 3.8% 4.0% 4.7%

Blue Bird GAAP/Non-GAAP Reconciliation
(1) Restructuring costs include expenses related to discontinued operations from the sale of a business, management severance costs, a write-off of leasing software, certain plant assets and a write-down on a note outstanding to a former related party for furniture and fixtures in Blue Bird's Ohio facility
(2) In fiscal 2011, Blue Bird wrote-off $2.7 million of inventory purchased in anticipation of orders from a foreign government that were never placed. In fiscal 2012, Blue Bird recorded a partial recovery of the write-down as proceeds were received from sales of the inventory as scrap
(3) Represents a payment made under Blue Bird's Phantom Award Plan to Phantom Plan Participants in connection with Blue Bird's 2014 dividend recapitalization
(4) Represents the add-back of an out-of-period vacation pay and holiday bonus expense resulting from a change in policy to accrue throughout the year instead of expensing annually
(5) Represents incentive compensation paid to officers in excess of a related accrual (typically recorded at 100% target level) due to over-performance relative to budget. This adjustment excludes the amount of the accrual above 200% of the target level
(6) Represents a write-off due to an order for chassis with respect to which the customer never took delivery of the chassis. The units that were not used or sold to other customers were written off
(7) Represents costs incurred in redesigning Blue Bird's Type D bus in fiscal 2012. The costs associated with this redesign related to prototypes, testing and services, engineering personnel, marketing and consulting fees
(8) Represents costs incurred in exploring the market potential for sales of school buses in Asia. The costs related to this market test included sales and marketing expenses, travel, demonstration units and professional services fees
(9) Represents the allocated tax expense related to Blue Bird's non-consolidated affiliate
(10) Represents expenses incurred by School Bus Holdings related to the Business Combination
(11) Represents out-of-period cost of goods sold incurred by Blue Bird. See Note 1 to Blue Bird's audited consolidated financial statements in the proxy statement
($ in thousands)
Year Ended
Net Income to Adjusted EBITDA Reconciliation
October 1, 2011 September 29, 2012 September 28, 2013 September 27, 2014
Net income (loss)                                                ($5,224) ($2,998) $54,208 $2,757
Loss (income) from discontinued operations, net of tax 1,625 328 159 (42)
Income from continuing operations ($3,599) ($2,670) $54,367 $2,715
Interest expense 2,471 2,480 2,371 6,156
Interest income (282) (160) (214) (102)
Income tax expense (benefit) (1,126) 429 (30,380) 10,076
Depreciation and amortization 12,855 13,194 11,808 9,898
Restructuring costs
(1)
1,382 1,946 258 —
Export inventory adjustment
(2)
2,721 (234) — —
Special compensation payment
(3)
— — — 24,679
Vacation pay adjustment
(4)
— — 2,296 —
Management incentive compensation
(5)
— — 5,638 3,271
Chassis write-off
(6)
— — 1,196 —
Type D redesign
(7)
— 1,207 — —
Asia market test
(8)
— 885 — —
Tax expense, non-consolidated affiliate
(9)
— — 2,836 365
Business combination
(10)
— — — 9,236
Out-of-period adjustment
(11)
— — — 407
Adjusted EBITDA $14,422 $17,077 $50,176 $66,791
Adjusted EBITDA margin 2.5%
2.9% 6.5% 7.8%

Blue Bird Income Statement
(1)
(2)
($ in thousands, except per share values)
Year Ended
September 29, 2012 September 28, 2013 September 27, 2014
Net sales $598,330 $776,558 $855,735
Cost of goods sold 542,086 684,109 746,362
Gross profit   $56,244 $92,449 $109,373
Operating expenses
Selling, general and administrative expenses  57,418 65,332 91,445
Operating profit (loss) ($1,174) $27,117 $17,928
Interest expense (2,480) (2,371) (6,156)
Interest income 160 214 102
Other income (expense), net 9 96 72
Income (loss) before income taxes ($3,485) $25,056 $11,946
Income tax (expense) benefit (429) 30,380 (10,076)
Equity in net income (loss) of non-consolidated affiliates, net of tax 1,244 (1,069) 845
Income (loss) from continued operations ($2,670) $54,367 $2,715
Income (loss) from discontinued operations, net of tax (328) (159) 42
Net income (loss) ($2,998) $54,208 $2,757
Defined benefit pension plan (loss) gain
(3)
(7,804) 10,196 (4,150)
Comprehensive income (loss)  ($10,802) $64,404 ($1,393)
Weighted average shares outstanding, basic and diluted  100 100 100
Basic and diluted income (loss) per share
Income (loss) from continuing operations ($26,695) $543,672 $27,152
Income (loss) from discontinuing operations (3,281) (1,594) 425
(1) This income tax benefit resulted primarily from a reduction in valuation reserves established in prior periods. See Note 11 to Blue Bird’s audited consolidated financial statements in the proxy statement
(2) Includes $24.7 million (approximately $16.1 million net of tax) in special compensation payments related to Blue Bird’s 2014 dividend recapitalization and $9.3 million (approximately $7.4 million net of tax) of expenses associated with the Business Combination
(3) Net of tax of $0, $5,709 and $2,036 in 2012, 2013 and 2014 respectively

Blue Bird Balance Sheet
($ in thousands)
September 28, 2013 September 27, 2014
ASSETS
Cash and cash equivalents   $46,594 $61,137
Accounts receivables, net. 13,493 21,215
Inventories   62,603 71,300
Other current assets  3,125 4,353
Deferred tax asset 3,030 6,057
Total current assets $128,845 $164,062
Property, plant and equipment, net 31,938 29,949
Goodwill  18,825 18,825
Intangible assets, net 64,103 62,240
Equity investment in affiliate 8,661 9,871
Deferred tax asset 8,001 4,073
Restricted cash 1,206 —
Other assets 1,406 2,912
Total assets $262,985 $291,932
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable   $72,960 $94,294
Accrued warranty costs - current portion 5,917 6,594
Accrued expenses 25,133 37,319
Deferred warranty income - current portion 3,767 4,117
Other current liabilities 3,020 5,668
Current portion of senior term debt. 2,979 11,750
Total current liabilities $113,776 $159,742
Revolving senior credit facility 71 —
Long-term term debt 10,009 211,118
Accrued warranty costs 7,530 8,965
Deferred warranty income 6,976 7,886
Other liabilities 7,502 12,136
Accrued pension liability 37,703 40,881
Total long-term liabilities $69,791 $280,986
Common stock 1 1
Additional paid-in capital 94,999 —
Retained (deficit) earnings 26,836 (102,229)
Accumulated other comprehensive loss (42,418) (46,568)
Total stockholder's (deficit) equity $79,418 ($148,796)
Total liabilities and stockholder's (deficit) equity $262,985 $291,932

Blue Bird Statement of Cash Flows
Year Ended
September 29, 2012 September 28, 2013 September 27, 2014
Cash flows from operating activities
Net income (loss)                                                     ($2,998) $54,208 $2,757
(Income) loss from discontinued operations, net of tax                   328 159 (42)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization                                     13,194 11,808 9,898
Amortization of debt costs                                        210 128 1,301
Equity in net income of affiliate                                    (1,244) 1,069 (845)
Impairment loss on fixed assets                                   117 — —
(Gain) loss on disposal of fixed assets                              285 36 (67)
Loss on sale of assets held for sale                                 688 — —
Deferred taxes                                                    375 (30,447) 2,874
Change in uncertain tax position                                   — — 6,390
Provision for bad debt                                             193 21 (9)
Non-cash interest expense                                        1,473 1,398 —
Amortization of deferred actuarial pension losses                    3,392 4,233 2,804
Changes in assets and liabilities
Accounts receivable                                           83 (4,178) (7,713)
Inventories                                                   (4,750) (7,244) (8,697)
Other assets                                                  159 1,315 (1,415)
Accounts payable                                             10,059 6,889 18,080
Accrued expenses, pension and other liabilities                  (6,064) (3,414) 12,096
Total adjustments                                      $18,170 ($18,386) $34,697
Net cash provided by continuing operations            15,500 35,981 37,412
Net cash used in discontinued operations              (678) (661) (568)
Total cash provided by operating activities             $14,822 $35,320 $36,844
Cash flows from investing activities
Change in net investment in discounted leases                          863 563 778
Cash paid for fixed assets                                              (3,659) (4,945) (5,535)
Proceeds from sale of assets                                           2,077 — 102
Restricted cash                                                       — — 1,206
Total cash used in investing activities                      ($719) ($4,382) ($3,449)
Cash flows from financing activities
Borrowings under the senior credit facility                              10,868 63,743 2,862
Payments under the senior credit facility                               (10,938) (63,672) (2,933)
Borrowings under the senior term loan                                 — 12,988 235,000
Repayments under the subordinated term loans                         (5,000) (35,000) (13,000)
Cash paid for capital leases                                            (855) (907) (535)
Cash paid for debt costs                                               (100) (111) (12,647)
Cash paid for dividends                                               — — (226,821)
Change in advances collateralized by discounted leases                  (863) (563) (778)
Total cash used in financing activities                      ($6,888) ($23,522) ($18,852)
Change in cash and cash equivalents                       7,215 7,416 14,543
Cash and cash equivalents at beginning of period                       31,963 39,178 46,594
Cash and cash equivalents at end of year                               $39,178 $46,594 $61,137
($ in thousands)